Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.23G

FOURTEENTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FOURTEENTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of the date last signed below (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement, as amended hereby. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	CSG and Customer agree that notwithstanding the provisions of Section 22.(d)(3) of Attachment A to the Tenth Amendment (CSG document number 2307267) to the CSG Master Subscriber Management System Agreement made effective by the parties hereto on January 14, 2011, Note 3 in Schedule F, Section I.C under CSG SERVICES, in the Agreement is hereby amended to read as follows:

3.	CSG shall make available to Customer **** ******** ******* ******* ASH hours (subject to the terms set forth in Section 7 of EXHIBIT A-1 of this Agreement).

2.	CSG and Customer agree that the parties have not entered into any amendments to the Agreement entitled “Sixth Amendment,” “Eighth Amendment” or “Ninth Amendment.”

3.	Customer desires to receive, and CSG agrees to provide, ******* data extracts (“MDE”) for the fees set forth in Schedule F, Fees, Section I.E.4, subsection e) entitled “Data Extracts.” Therefore, the parties agree as follows:

(a)	Section 2.6 of Schedule G, Performance Standards and Remedies, of the Agreement shall be deleted in its entirety and replaced with the following:

2.6	***** *** ******* **** ********.

*.	*** ***** **** ******* ***** **** ** ********* ** ***** **** *:** ** **** ** * ***** *****. *** ******** ** **** ********* *.****, “*********” ***** **** **** *** ***** ****** ********* ** *** ********* *** ******** ** ******* *** ***.

*.	******* **** ******** *** ********* ** *****-*** ***** ** *** **** ** **** *****. *** **** **** ** ********* ** *** ********* ********:

******* - *** **** ****: ** ***** **** *:** ** ****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* – ******* ******* ****: ** ***** **** *:** ** ****

******* – ****-***, ****-***, *** *** ******** *****: ** ***** **** *:** ** ****

******* – ******* *******, *** ****** ******* *****: ** ***** **** **:** ** ****

*.	******** ************ **** ***** ****** ********** *** ***** * ***** ** ************. ****** ********** *******, *** *** *** ******* **, *** *********:

•	******** *******

•	** ******

•	***** *********

•	**** ******

•	************ ***-******** ******* ***** ****** ********** **** ******/**** *******

•	******** ***** ** ******* ********* **** ***********/**-***********

•	******** ** *** *******, ********** ***/** ******

•	***** ******** ***** *** ******* ************ ** ***** ******** ******/**** **********

•	***** *********, ***** *****, ***** ******* *** ******** ******** **** *********

*.	******* *** ***** **** ******** ***** ** ******** ** *** *** * ****** ** *****-**** **** ******** ****. ************, *** **** ******* ***** **** *** *** ******** *****’* ******** *** *** ******* *** **** *** *****-**** **** ******** ******** ****’ ******** **** ** *********.

*.	********* ******** *** ******* **** ******** *** ***** **** ******** ***** ** ** ********** **** *** ***** *** ***** ** ******* *.* *****.

(b)	Exhibit G-1, Performance Remedies, Section 3 entitled “Service Level Credits for Other Performance Standards” shall be amended to add the following:

*********** / ******	**** ** ***********	*******
******* **** ******* * ************	**** ***** *** **** ** **** ***** ******* **** *** ********* ** ********** **** *** ***.	**** *** *** *** ****** *********** ********

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Michael K. McClaskey	By:	/s/ Michael J. Henderson

Name:	Michael K. McClaskey	Name:	Michael J. Henderson

Title:	Senior Vice President and Chief Information Officer	Title:	EVP Sales & Marketing

Date:	5-6-11	Date:	5/9/11

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